Exhibit 99.1

TubeMogul Reports Financial Results for First Quarter 2015 and Raises Full Year 2015 Guidance

TubeMogul Reports First Quarter Revenue Growth of 38% and Gross Profit Growth of 39%

EMERYVILLE, California – May 12, 2015 – TubeMogul, Inc. (NASDAQ: TUBE), a leading enterprise software company for brand advertising, today reported financial results for its first quarter ended March 31, 2015.

First Quarter 2015 Financial Highlights:

•	Total Spend[1] was $71.3 million, an increase of 48% compared to $48.0 million in the first quarter of 2014.
•	Revenue was $30.3 million, an increase of 38% compared to $22.0 million in the first quarter of 2014.
•	Gross profit was $22.0 million, an increase of 39% compared to $15.8 million in the first quarter of 2014.
•	Gross margin was 73% compared to 72% in the first quarter of 2014.
•	Operating loss was $(5.7) million, compared to an operating loss of $(0.4) million in the first quarter of 2014.
•	Net loss was $(7.1) million, compared to a net loss of $(0.8) million in the first quarter of 2014.
•	Adjusted EBITDA[2] loss was $(3.0) million, compared to Adjusted EBITDA of $0.1 million in the first quarter of 2014.

1 Total Spend is a non-GAAP financial measure. Please see the discussion below under the heading “Use of Non-GAAP Measures” and the reconciliation at the end of this release.

2 Adjusted EBITDA income/(loss) is a non-GAAP financial measure. Please see the discussion below under the heading “Use of Non-GAAP Measures” and the reconciliation at the end of this release.

“We began 2015 focused on the same things that have generated value for our brand advertising clients for several years – building intuitive software, rolling out new brand-focused features and expanding inventory across screens,” said Brett Wilson, CEO of TubeMogul. “We are executing on our vision to make all brand advertising channels available through our software with our expansion into Programmatic TV and Out-of-Home advertising. We expect this will continue to drive increasing spend across our software from the largest brand advertisers in the world.”

First Quarter Business Highlights include:

•

Increased adoption of self-serve software: Total Spend on campaigns through TubeMogul's Platform Direct software increased by 57% year-over-year to $55.3 million, representing 78% of Total Spend in the first quarter of 2015, compared to 73% in the first quarter of 2014.

•

Strong growth in brand spending: Increased brand direct spend to 27% of global Platform Direct spend in the first quarter of 2015, compared to 15% in 2014, which represented a 290% increase in brand direct spend over Q1 2014.

•	Mobile spend accelerating: Increased contribution of mobile spend to 12% of Total Spend globally representing an increase in mobile spend of nearly 500% over the first quarter of 2014.
•

Partnership with Cadreon for Programmatic TV: TubeMogul and Cadreon, the digital marketing services platform of IPG Mediabrands, are co-developing a custom, automated TV buying platform. The partnership leverages both companies’ respective strengths, including TubeMogul’s software and product development capabilities and existing PTV offering, as well as Cadreon’s extensive TV data intelligence and TV buying leverage to create an automated TV buying platform that is unique for IPG Mediabrands clients.

•

Launched Digital Out-of-Home Advertising: TubeMogul recently announced the ability to buy digital out-of-home ads using our software. This functionality is enabled by an integration with Site Tour, a digital out-of-home ad exchange.

•	Signed a wide breadth of new clients including:
o	Three consumer goods companies that collectively spent more than $8.3 billion on global advertising in 2013, according to AdAge Data Center.
o

Hill Holiday – a large advertising agency whose clients include Dunkin Donuts, LG, TJX and Verizon Wireless announced that they are consolidating their video advertising spend through TubeMogul software.

o	Wasserman + Partners – British Columbia’s largest full-service independent agency whose clients include Tourism Whistler and Pacific Blue Cross, named us their exclusive video advertising partner.

o	CtrlShift – a Singapore-based independent trading desk, announced that they will use TubeMogul's software to execute programmatic campaigns across Asia.
o

Essence Digital – an independent digital agency whose clients include Barclays and eBay announced a video advertising partnership with TubeMogul. The agency is the first European client to complete TubeMogul’s Client Certification Program.

Forward Outlook:

The Company is issuing Q2 guidance and raising 2015 guidance as follows:

Second Quarter 2015

• Total Spend in the range of $92 million to $94 million

• Revenue in the range of $38 million to $40 million

• Gross profit in the range of $26 million to $28 million

• Adjusted EBITDA loss in the range of $(3) million to $(1) million

Full Year 2015

• Total Spend in the range of $373 million to $381 million

• Revenue in the range of $149 million to $157 million

• Gross profit in the range of $105 million to $113 million

• Adjusted EBITDA loss in the range of $(15) million to $(7) million

Conference Call and Webcast Information

TubeMogul management will host a conference call and live webcast for analysts and investors today at 2 p.m. Pacific Time (5 p.m. Eastern Time) to discuss the Company's financial results. To listen to the live conference call, please dial (913) 312-1451 or toll free (888) 263-2796, access code 2838685, approximately 15 minutes prior to the start of the call. A live and archived webcast of the conference call will be accessible on the "Events & Presentations" section of the Company's website at http://investor.tubemogul.com.  A telephonic replay of the conference call will be available two hours after the call, will run until May 22, 2015, and may be accessed by dialing (719) 457-0820 or (888) 203-1112 and entering the passcode 2838685.

TubeMogul has used, and intends to continue to use, its Investor Relations website (http://investor.tubemogul.com), as well as certain blogs http://www.tubemogul.com/company/media-center/blog/ and Twitter accounts @tubemogul and @bjwilson34, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About TubeMogul

TubeMogul (NASDAQ: TUBE) is an enterprise software company for brand advertising. By reducing complexity, improving transparency and leveraging real-time data, our platform enables advertisers to gain greater control of their video advertising spend and achieve their brand advertising objectives. TubeMogul was incorporated in 2007 and is based in Emeryville, California with operations in Kyiv, London, New York, Paris, Sao Paulo, Shanghai, Singapore, Sydney, Tokyo, Toronto and offices across the United States.

TubeMogul and the TubeMogul logo are trademarks or registered trademarks of TubeMogul, Inc. in the United States and other countries.

Forward-Looking Statements

This press release includes “forward-looking statements” regarding future events and our future financial performance, including, without limitation, statements regarding our business strategy, growth and market opportunity, our expansion into Programmatic TV and the ability to continue to drive increasing spend across our software from the largest brand advertisers, and forecasted financial results and operating metrics including total spend, revenue, gross profit and Adjusted EBITDA.

These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the results anticipated by such statements, including, but not limited to our limited operating history, particularly as a new public company; risks associated with our growth; risks related to our future financial performance; our ability to maintain our rate of revenue growth; our ability to convince our clients to maintain or increase their advertising spend through our platform; the expansion of the digital video and video advertising markets, including Programmatic TV, our ability to adapt to changing market conditions; the effects of increased competition in our markets and our ability to compete effectively; our ability to develop and introduce enhancements and new features and functionality of our platform that achieve market acceptance; fluctuations in our operating results; and general market, political, economic and business conditions. Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 on file with the Securities and Exchange Commission and in subsequent Securities and Exchange Commission filings.  These forward-looking statements are made as of the date of this press release, and we expressly disclaim any obligation or undertaking to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date on which the statements were made.

TUBEMOGUL, INC.

Preliminary Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2015
Revenue:
Platform Direct	$9,248	$14,304
Platform Services	12,778	16,012
Total revenue	22,026	30,316
Cost of revenue	6,215	8,303
Gross profit	15,811	22,013
Operating expenses:
Research and development	3,808	8,769
Sales and marketing	7,929	11,112
General and administrative	4,438	7,827
Total operating expenses	16,175	27,708
Loss from operations	(364)	(5,695)
Other expense, net:
Interest expense, net	(41)	(28)
Change in fair value of convertible preferred stock warrant liability	(281)	—
Foreign exchange loss	(36)	(1,307)
Other expense, net	(358)	(1,335)
Net loss before income taxes	(722)	(7,030)
Provision for income taxes	(45)	(114)
Net loss	$(767)	$(7,144)
Basic and diluted net loss per share attributable to common stockholders	$(0.11)	$(0.24)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	6,750,834	30,026,197

TUBEMOGUL, INC.

Preliminary Consolidated Balance Sheets

(In thousands, except share and per share data)

(Unaudited)

	December 31,
	2014	2015
Assets
Current assets:
Cash and cash equivalents	$46,592	$36,855
Accounts receivable, net	88,457	86,547
Prepaid expenses and other current assets	2,322	2,728
Total current assets	137,371	126,130
Deferred tax assets	287	287
Property, equipment and software, net	3,902	4,510
Restricted cash	742	742
Other assets	405	419
Total assets	$142,707	$132,088
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$19,087	$23,869
Accrued liabilities	50,438	38,767
Current portion of note payable, net of discount	1,362	996
Deferred revenue	302	631
Deferred tax liabilities	276	245
Total current liabilities	71,465	64,508
Deferred rent	601	864
Total liabilities	72,066	65,372
Stockholders’ equity:
Preferred stock; $0.001 par value; 10,000,000 shares authorized as of December 31, 2014 and March 31, 2015; 0 shares outstanding as of December 31, 2014 and March 31, 2015	—	—
Common stock; $0.001 par value; 200,000,000 shares authorized as of December 31, 2014 and March 31, 2015; 29,837,892 and 30,274,376 shares issued and outstanding as of December 31, 2014 and March 31, 2015, respectively	30	30
Additional paid-in capital	94,013	97,325
Accumulated deficit	(23,285)	(30,429)
Accumulated other comprehensive loss	(117)	(210)
Total stockholders’ equity	70,641	66,716
Total liabilities and stockholders’ equity	$142,707	$132,088

TUBEMOGUL, INC.

Preliminary Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2015
Cash flows from operating activities:
Net loss	$(767)	$(7,144)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	140	412
Loss on change in value of convertible preferred stock warrant liability	281	—
Provision for doubtful accounts	88	79
Provision for credit memos	450	558
Stock-based compensation expense	416	2,401
Deferred income taxes	(38)	(31)
Changes in operating assets and liabilities:
Accounts receivable	(7,013)	1,273
Prepaid expenses and other current assets	180	(406)
Other assets	(25)	(14)
Accounts payable	820	4,605
Accrued liabilities	(2,793)	(11,671)
Deferred rent	134	263
Deferred revenue	79	329
Deferred offering costs	(1,605)	—
Net cash used in operating activities	(9,653)	(9,346)
Cash flows from investing activities:
Increase in restricted cash	(408)	—
Purchases of property, equipment and software	(837)	(843)
Net cash used in investing activities	(1,245)	(843)
Cash flows from financing activities:
Repayments on notes payable	(348)	(366)
Proceeds from line of credit	6,900	—
Proceeds from issuance of convertible note	7	—
Proceeds from issuances of common stock under ESPP	—	721
Proceeds from options exercised	138	190
Net cash provided by financing activities	6,697	545
Effect of exchange rate changes on cash and cash equivalents	(37)	(93)
Net decrease in cash and cash equivalents	(4,238)	(9,737)
Cash and cash equivalents, beginning of period	19,475	46,592
Cash and cash equivalents, end of period	$15,237	$36,855
Supplemental disclosures:
Equipment purchased and unpaid at period end	$—	$177
Cash paid for interest	41	34

TUBEMOGUL, INC.

Preliminary Key Operating and Financial Performance Metrics

(in thousands, except percentages and clients)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2015
Key Metrics
Platform Direct Spend	$35,270	$55,265
Platform Services Spend	12,778	16,012
Total Spend	$48,048	$71,277
Platform Direct revenue	$9,248	$14,304
Platform Services revenue	12,778	16,012
Total revenue	$22,026	$30,316
Gross profit	$15,811	$22,013
Gross margin	72%	73%
Adjusted EBITDA	$142	$(2,977)
Number of Platform Direct Clients	242	356

Use of Non-GAAP Measures

This press release includes information relating to Total Spend, platform direct spend, and Adjusted EBITDA, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures are not measurements of financial performance under GAAP, and should not be considered as alternatives to GAAP measures or as indications of operating performance or any other measure of performance derived in accordance with GAAP.  We do not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial measures. These non-GAAP financial measures have been included in this press release because they are measures used by our management and board of directors to understand our business, make operating decisions and understanding and evaluating our operating results.

For purposes of calculating Total Spend and Platform Direct Spend, we define spend as the aggregate gross dollar volume that our customers spend through our platform, which includes cost of media purchases and our fees. Platform Direct Spend does not represent revenue earned by us and is a non-GAAP financial measure defined by us as the spend through our Platform Direct offering. Platform Services Spend equals our Platform Services revenue. Total Spend does not represent revenue earned by us and is a non-GAAP financial measure defined by us as the sum of Platform Direct Spend and Platform Services Spend. We believe Platform Direct Spend and Total Spend are meaningful measures of our operating performance because our ability to generate increases in Total Spend is strongly correlated to our ability to generate increases in Platform Direct revenue and revenue, respectively. Platform Direct Spend and Total Spend are used by our management and board of directors to understand our business and make operating decisions. A limitation of each of Total Spend and Platform Direct Spend is that each is a measure that we have defined for internal purposes that may be unique to us, and therefore may not enhance the comparability of our results to other companies in our industry that have similar business arrangements but present the impact of media costs differently. Because of these limitations you should consider Platform Direct Spend and Total Spend along with the corresponding GAAP-based measures.

Adjusted EBITDA is a non-GAAP financial measure defined by us as net income/loss before interest expense, net, provision for income tax, depreciation and amortization expense excluding amortization of internal use software development costs, stock-based compensation expense, foreign exchange gains and losses, loss on extinguishment of convertible notes, and change in fair value of convertible preferred stock warrant liability. We have presented Adjusted EBITDA in this press release because it is a key measure used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In September 2014, we revised our definition of Adjusted EBITDA to exclude foreign exchange gains and losses, which we believe improved the usefulness of Adjusted EBITDA as a measure to understand and evaluate our core operating performance and trends.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under GAAP. Some of these limitations are as follows:

•

although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•

Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) the potentially dilutive impact of stock-based compensation; (3) impact of foreign exchange gains and losses, both realized and unrealized; (4) loss on extinguishment of convertible notes; (5) change in fair value of convertible preferred stock warrant liability; or (6) tax payments that may represent a reduction in cash available to us; and

•	other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider Adjusted EBITDA along with other GAAP-based financial performance measures, including various cash flow metrics, loss, and our GAAP financial results.

For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures for each of the periods indicated, see "Reconciliation of Total Spend and Platform Direct Spend," and "Reconciliation of Adjusted EBITDA" included in this press release.

TUBEMOGUL, INC.

Reconciliation of Preliminary Total Spend and Platform Direct Spend

(in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2015
Platform Direct Revenue	$9,248	$14,304
Plus: Non-GAAP Platform Direct Media Cost	26,022	40,961
Platform Direct Spend	$35,270	$55,265
Platform Services Spend	$12,778	$16,012
Total Spend	$48,048	$71,277

TUBEMOGUL, INC.

Reconciliation of Preliminary Adjusted EBITDA

(in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2014	2015
Net loss	$(767)	$(7,144)
Interest expense, net	41	28
Provision for income taxes	45	114
Depreciation and amortization expense, excluding amortization of internal use software development costs	90	317
Stock-based compensation expense	416	2,401
Foreign exchange loss	36	1,307
Change in fair value of convertible preferred stock warrant liability	281	—
Adjusted EBITDA	$142	$(2,977)

Investor Relations Contact:

Alex Wellins, The Blueshirt Group

(415) 217-5861

investor@tubemogul.com